Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.886.1500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2011 through
                              December 31, 2011


Item 1.  Report to Stockholders
Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2011

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS (UNAUDITED)                             1

REPORT OF INDEPENDENT REGISTREDED PUBLIC ACCOUNTING FIRM   2

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      3
  Schedule of Investments                                4-8
  Statement of Operations                                  9
  Statements of Changes in Net Assets                     10
  Statement of Cash Flows                                 11
  Notes to Financial Statements                         12-20
  FINANCIAL HIGHLIGHTS                                    21
  PROXY VOTING POLICIES, DIVIDEND REINVESTMENT PLAN
  AND TAX INFORMATION (UNAUDITED)                         22
  FUND EXPENSES (UNAUDITED)                               23
  INVESTMENT ADVISORY AGREEMENT APPROVAL (UNAUDITED)      24
  DIRECTORS AND OFFICERS (UNAUDITED)                      25


Zazove Convertible Securities Fund, Inc.
RELATIVE HISTORICAL RETURNS (Unaudited)
For the Periods Ended December 31, 2011

[A graph illustrates the relative performance of the Fund versus the S&P 500, Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, three year, five year and ten year period ended December 31,2011. As illustrated in the graph, during this period the Fund's return was -9.14%,24.50%, +1.57%
and +8.94%, respectively, while the return of the S&P 500 was +2.11%, +14.11%, -0.25% and +2.92%, respectively, the return of the Russell 2000 Index was -4.17%, +15.63%, +0.15% and +5.62%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +7.84%,
+6.77%, +6.50% and +5.77%, respectively.

Ther returns for Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses. The returns of the S&P 500 the Russell 2000 Index and the Barclays Capital U.S. Aggregate
Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Zazove Convertible Securities Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights referred to above present fairly, in all material respects,the financial position of the Fund as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
February 24, 2012



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS

Investments, at fair value
(cost $72,993,534)                                $  67,753,983
Cash and cash equivalents                               216,135
Receivables:
  Interest                                              539,147
  Dividends                                              47,970
  Other Assets                                           32,852

     Total assets                                    68,590,087


LIABILITIES

Securities sold short, at fair value                    120,147
(proceeds $133,628)
Payables:
  Capital shares redeemed                             1,721,889
  Due to broker                                       4,846,659
  Transfer agency fees                                    5,584
  Custody fees                                              650
  Professional fees                                      46,666
  Other                                                  38,267

     Total liabilities                                6,779,862

NET ASSETS                                        $  61,810,225


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares $      35,601
    authorized;3,560,109 shares issued and outstanding)
  Paid-in surplus                                    67,760,358
  Accumulated net realized gains on investments
  and securities sold short                                  77
  Accumulated undistributed net investment loss        (759,740)
  Net unrealized depreciation on investments
  and securities sold short                          (5,226,071)

NET ASSETS                                           61,810,225

NET ASSET VALUE PER SHARE
 (based on 3,560,109 shares outstanding)	        $17.36


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2011


                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 109%

CONVERTIBLE PREFERRED STOCK - 16%
UNITED STATES - 16%


Affiliated Managers Group,Inc. 5.150%        48,410     1,874,774
   Due 10-15-37
Bunge Limited 4.875%			     18,090     1,678,933
Carriage Services Capital Trust 7.000%       59,500     2,439,500
   Due 06-01-29
Emmis Communications Corporation 6.25%       22,100       346,970
Healthsouth Corp. 6.500%                      1,000       882,500
Stanley Black & Decker, Inc. 4.750%          24,680     2,902,985

Total Convertible Preferred Stock (cost $9,692,276)   10,125,662


CONVERTIBLE BONDS - 81%

Bahamas - 2%
Sterlite Industries Ltd. 4.000%            1,655,000    1,313,656
   Due 10-30-14

Canada - 5%
Goldcorp, Inc. (144A)                      1,750,000    2,142,656
   2.000% Due 08-01-14 (b)(d)
Northgate Minerals Corporation
   3.500% Due 10-01-16                      870,000       900,450
Petrominerales (144A)(Reg S)
   2.625% Due 08-25-16 (b)(e)

Total Canada                                            3,502,481

China - 2%
China Medical Technologies, Inc.(144A)    1,100,000       402,875
   6.250% Due 12-15-16(a)(b)(c)
Home Inns & Hotels(144A)                    750,000       541,875
   2.000% Due 12-15-15(b)
ShengdaTech, Inc.(144A)                   1,430,000       228,800
   6.500% Due 12-15-15(a)(b)(c)

Total China                                             1,173,550

France - 2%
Toreador Resources Corporation
   8.000% Due 10-01-25                    1,360,000     1,285,200

Greece- 1%
DryShips, Inc. 5.000% Due 12-01-14          480,000       332,400

Hong Kong - 0%
Sino-Forest Corporation(144A)              1,180,000      318,600
   4.250% Due 12-15-16(a)(b)(c)

Indonesia - 0%
APP Finance VI Mauritius                  12,903,000       22,580
   0.000% Due 11-18-12(a)(c)

United Kingdom - 1%
SkyePharma PLC(Reg S)                        700,000      435,372
   6.000% Due 05-04-24(e)

UNITED STATES - 68%
A123 Systems, Inc. 3.750%                    600,000      213,000
   Due 04-15-16
Alaska Communications Systems Group, Inc.    700,000      455,000
   (144A)6.250% Due 05-01-18 (b)(d)
Allegheny Technologies, Inc. 4.250%        1,327,000    1,852,824
   Due 06-01-14
Clearwire Corporation(144A)                  870,000      563,869
   8.250% Due 12-01-40(d)
Danaher Corporation                        1,080,000    1,477,332
   0.000% Due 01-22-21(d)
EMC Corporation                              730,000    1,049,375
   1.750% Due 12-01-13
Endeavor International Corporation(144A)     780,000      615,654
   5.500% Due 07-15-16(b)
Enpro Industries, Inc.                     1,765,000    2,081,597
   3.937% Due 10-15-15
Exterran Holdings, Inc.                    1,160,000    1,030,080
   4.250% Due 06-15-14(d)
Genco Shipping & Trading Ltd.                700,000      455,000
   5.000% Due 08-15-15
Gilead Sciences, Inc.                      1,590,000    1,854,337
   0.625% Due 05-01-13
Grubb & Ellis Company(144A)                  810,000      522,450
   7.950% Due 05-01-15(b)
Hawaiian Holdings, Inc.                      570,000      568,746
   5.000% Due 04-01-16
Horsehead Holdings Corporation (144A)        500,000      468,437
   3.800% Due 07-01-17(b)
Intel Corporation (144A) 3.250%            1,175,000    1,475,359
   Due 08-01-39(b)
Interpublic Group                            770,000      849,425
   4.750% Due 03-15-23(d)
Johnson & Johnson                          1,900,000    1,778,970
   0.000% Due 07-28-20(d)
Kohlberg Capital Corporation (144A)        1,180,000    1,103,300
   8.750% Due 03-15-16(b)
Level 3 Communications, Inc.               1,700,000    1,860,437
   7.000% Due 03-15-15
Liberty Media                              1,500,000    1,686,562
   3.125% Due 03-30-23 (d)
Liberty Media                              2,250,000    1,811,250
   3.250% Due 03-15-31 (d)
McMoRan Exploration Corporation              300,000      348,000
   4.000% Due 12-30-17
McMoRan Exploration Corporation            1,000,000    1,103,750
   5.250% Due 10-06-12
MF Global Ltd. 9.000%                        700,000      238,000
   Due 06-15-38(a)(c)
MF Global Ltd. 3.375%                      2,000,000      670,000
   Due 08-01-18(a)(c)
MF Global Ltd. 1.875%                      1,920,000      643,200
   Due 02-01-16(a)(c)
NetApp, Inc. 1.750%                        1,000,000    1,262,500
   Due 06-01-13
Newmont Mining Corporation                   730,000    1,017,656
   1.250% Due 07-15-14 (d)
PMI Group, Inc.                              480,000      103,200
   4.500% Due 04-15-20(a)(c)
Prospect Capital Corporation(144A)         1,700,000    1,600,125
   6.250% Due 12-15-15(b)(d)
Rayonier, Inc.(144A)                         140,000      198,982
   4.500% Due 08-15-15 (b)(d)
Rite Aid Corporation                   	   1,355,000    1,246,600
   8.500% Due 05-15-15
Rudolph Technologies, Inc. (144A)            290,000      278,762
   3.750% Due 07-15-16 (b)
School Specialty, Inc.                       490,000      352,800
   3.750% Due 11-30-26
Sirius XM Radio, Inc.(144A)                1,480,000    1,897,175
   7.000% Due 12-01-14(b)
Sotheby's                                  1,170,000    1,323,562
   3.125% Due 06-15-13
Steel Dynamics, Inc.                         915,000      995,108
   5.125% Due 06-15-14(d)
TiVo, Inc. (144A)                            500,000      558,551
   4.000% Due 03-15-16(b)
Tyson Foods, Inc.                          1,000,000    1,327,551
  3.250% Due 10-15-13(d)
Ultrapetrol Bahamas Limited(144A)            700,000      504,001
  7.250% Due 01-15-17(b)
United Continental Holdings, Inc.            600,000      726,001
   Due 01-15-15
Xilinx,Inc.                                1,400,000    1,778,001
  2.625% Due 06-15-17(d)

        Total United States                            41,946,529

Total Convertible Bonds (cost $52,245,610)           50,330,368


CONVERTIBLE BOND UNITS - 4%
UNITED STATES - 4%
Ashland Inc. 6.500%                            1,500    1,125,000
  Due 06-30-29
CenterPoint Energy 1.165%                     38,240    1,316,890
  Due 09-15-29


        Total Convertible Bond Units(cost $2,417,375)   2,441,890

CORPORATE BONDS - 5%
United States - 5%
FiberTower Corporation (144A)               1,088,243     593,093
   9.000% Due 01-01-16(b)
MIG,LLC Senior Secured Notes                4,368,786   2,686,803
   9.000% Cash, 6.500% PIK Due 12-31-16


Total Corporate Bonds(cost $4,677,326)                  3,279,896

COMMON STOCK - 1%
Bahamas - 1%
Vedanta Resources                             38,593      212,262

Ireland - 0%
Fly Leasing                                   13,100      164,012

Israel - 0%
Teva Pharmaceuticals                           2,177       87,864

UNITED STATES - 0%
Durect Corporation (c)                        17,886       21,105
FiberTower Corporation (c)                   116,287       24,071

      Total United States                                  45,176

      Total Common Stock (cost $2,052,921)                509,314


WARRANTS - 2%
UNITED STATES - 2%

American International Group (c)              95,000      523,450
Ford Motor Co. (c)                           120,000      288,000
JP Morgan Chase & Co.(c)                      30,000      255,000
MIG, LLC (c)                                   1,076          403

      Total Warrants(cost $1,908,026)                   1,066,853

TOTAL INVESTMENTS (cost $72,993,534)                   67,753,983

SECURITIES SOLD SHORT - (0)%
Common Stock - (0)%
United States -(0)%
Horsehead Holding Corporation                (13,335)    (120,147)

     Total Common Stock (proceeds $133,628)              (120,147)

TOTAL SECURITIES SOLD SHORT                              (120,147)
   (proceeds $133,628)


(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.

(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of December 31, 2011.

    See notes to financial statements.               (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011



INVESTMENT INCOME:
  Interest                                          $ 2,219,826
  Dividends                                             719,629
  Other                                                  31,372

      Total investment income                         2,970,827

EXPENSES:
   Management fees                                    1,156,703
   Margin interest                                      207,072
   Transfer agency fees                                  89,785
   Professional fees                                     36,064
   Tax expense                                           37,789
   Director fees                                         12,000
   Custody fees                                          12,328
   Dividends                                                750
   Insurance expense                                      4,583
   Other                                                  5,633

        Total expenses                                1,562,707


NET INVESTMENT INCOME                                 1,408,120

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                    4,018,337
  Net realized gain on securities sold short            330,393
  Net change in unrealized depreciation
  of investments                                    (12,040,039)
  Net change in unrealized depreciation
  of securities sold short                              (66,607)

     Net realized and unrealized loss from           (7,757,916)
     investments and securities sold short


NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $(6,349,796)


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2011 AND 2010

                                           2011            2010

OPERATIONS:
Net investment income                  $1,408,120     $ 941,571
Net realized gain(loss) on investments  4,348,730     2,646,197
   and securities sold short
Net change in unrealized appreciation (12,106,646)    7,529,729
 (depreciation) of investments and
  securities sold short

Net increase (decrease) in net assets
  resulting from operations            (6,349,796)   11,117,497

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income             (2,055,709)   (1,731,789)
From net capital gains                 (3,929,462)            0

Net decrease in net assets resulting
   from distributions to shareholders  (5,985,171)   (1,731,789)


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold              3,005,487      5,934,025
Reinvestment of distributions          5,909,849      1,707,791
Payments for shares redeemed          (4,586,032)    (3,749,633)

Net increase in net assets resulting
 from capital share transactions       4,329,304      3,892,183

NET INCREASE(DECREASE)
IN NET ASSETS                         (8,005,663)    13,277,891

NET ASSETS - Beginning of year        69,815,888     56,537,997

NET ASSETS - End of year             $61,810,225    $69,815,888

ACCUMULATED NET INVESTEMENT LOSS       $(759,740)   $  (223,173)



See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2011


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net decrease in net assets resulting from operations $(6,349,796) Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided
        by operating activities:
    Net change in unrealized depreciation                12,106,646
        of investments and securities sold short
    Net realized gain on investments and securities      (4,349,129)
        sold short
    Amortization and accretion                              661,120
    Purchases of investment securities                  (56,858,337)
    Proceeds from sale of investment securities          56,326,145
    Purchases of securities sold short                   (3,544,352)
    Proceeds from sale of securities sold short           3,291,986
    Changes in assets and liabilities:
      Increase in receivables                              (154,538)
      Increase in other assets                              (31,832)
      Increase in payables                                   45,981

           Net cash provided by operating activities      1,143,894

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                               3,005,487
  Payments for distributions to shareholders                (75,322)
  Payments for shares redeemed                           (3,400,640)
  Payments on margin balance due to broker              (36,898,339)
  Advances on margin balance due to broker               36,296,776

           Net cash used in financing activities         (1,072,038)

NET INCREASE IN CASH AND CASH EQUIVALENTS                    71,856

CASH AND CASH EQUIVALENTS-Beginning of year                 144,279

CASH AND CASH EQUIVALENTS-End of year                    $  216,135

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during year for interest                     $  207,072
  Reinvestment of Distributions                           $5,909,849


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The Valuation of the Fund's investment is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markerts in such securities. In the good faith judgement of the Board of Directors, the mid-point of each quote represents the fair value of the security.

Securities for which market quotations are not available are valued at the fair value as determined in good faith by the Investment Advisor with the oversight by the Board of Directors pursuant to Board of Directors' approved procedures. In such case, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models and conversion value.

Valuation of Measurements- Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("Topic 820"),defines fair value,establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investment securities as of December 31, 2011:

                            Level1      Level2      Level3  Investments
Convertible Preferred
   Stock                $4,581,918  $5,543,744          $0  $10,125,662
Convertible Bonds                0  48,380,996   1,949,372   50,330,368
Convertible Bond Units           0   2,441,890           0    2,441,890
Corporate Bonds                  0   3,279,896           0    3,279,896
Common Stock               297,052     212,262           0      509,314
Warrants                 1,066,450           0         430    1,066,853

Total investment        $5,945,420 $59,858,788  $1,949,775  $67,753,983

                                                            Securities
                                                            Sold Short
                           Level1       Level2      Level3
Common Stock            $(120,147)          $0          $0   $(120,147)



The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                 Convertible  Corporate
                                    Bonds       Bonds         Warrants
Balance as of December 31, 2010  $245, 889    $3,910,138      $      0
Realized gain                            0        53,197             0
Net change in appreciation         183,483    (1,083,719)          403
   (depreciation)
Purchases                                0             0             0
Sales                                    0      (409,211)            0
Payments in Kind                         0       216,398             0
Transfers into Level 3           1,514,000             0             0
Transfer out of Level 3                  0    (2,686,803)            0

Balance as of December 31, 2011 $1,949,372             0          $403

The amount of total gains               Convertible
or loses for the year                   Bonds             Warrants
included in net assets
attributable to the change in
unrealized gains or losses
related to Level 3 assets still
held at the reporting date             $189,483               $403


FASB issued Accounting Standards Update ("ASU") 2010-06 requires disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The Fund's policy is to recognize transfers between Level 1 and 2 at the end of the reporting period. For the year ended December 31, 2011, there were no significant transfers between Level 1 and 2 which required disclosure. During the year ended December 31, 2011, a two sided market with observable inputs emerged for the MIG, LLC Senior Secured Notes due 12-31-2016 (the, "Notes"). As a result, the Notes were transferred from Level 3 to Level 2 at the end of the reporting period.

In May 2011, the FASB issued ASU 2011-04, which provides amendments to Topic 820. This guidance requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy: the valuation process used by the reporting entity, quantitative information about the unobservable inputs used in a fair value measurement, and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any. The disclosures are effective for fiscal years beginning after December 15, 2011.
The Fund is currently evaluating the impact of these disclosures on its financial statements.

Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications-Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and investment advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

Derivatives and Hedging-The Fund follows the provisions of FASB
ASC topic 815, Derivatives and Hedging ("Topic 815"),which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivatives agreements.

As of and for the year ended December 31, 2011, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuers common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restucturing or exchange transaction. Equity price is the primary risk exposue of warrants. There are no net realized gains or losses on warrants. Net change in unrealized depreciation on 298,576 warrants was $1,076,902 and is included in net change in unrealized depreciation of investments on the statement of operations. As of December 31, 2011, the fund held 246,076 warrants with fair value of $1,066,853 which is included in investments on the statement of assets and liabilities.


3.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Board of Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On November 17, 2011, the Fund offered to repurchase shares as of December 31, 2011, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees imposed during 2011.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares           2011         2011

Shares sold                             144,147      301,285
Shares issued from reinvestment         333,889       85,007
   of distributions
Shares redeemed                        (234,030)    (192,988)

 Net increase(decrease)                 244,006      193,304

 Shares outstanding at the beginning
  of year                              3,316,103    3,122,799

 Shares outstanding at the end
  of the year                          3,560,109    3,316,103

4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of December 31, 2011, certain employees and affiliates of the Investment Advisor held 6.33% of the outstanding shares of the Fund.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor received
$4,000 for their service to the Fund during 2011.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

5.   INCOME TAXES


FASB ASC Topic 740, Income Taxes ("Topic 740"),provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. During the year ended December 31, 2011, the Fund filed its excise tax return for the tax year 2010 and amended its excise tax returns for the tax years 2008 and 2009. The excise tax returns reflected undistributed income for each yer which resulted in excise taxes due totaling $37,789 which is included on the statement of operations.The tax years 2008-2011 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

On December 22, 2010, the Regulated Investment Company Modernization
Act of 2010 was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment.

At December 31, 2011, the Fund had $342,932 in undistributed ordinary income and had no undistributed short term capital gains or undistributed long term capital gains fr federal income tax purposes.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Book to tax differences are primarily attributable to tax rules regarding contingent pay debt instruments and market discount bonds. To the extent these book to tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain
(loss) on investments and accumulated undistributed net investment income (loss). Accordingly, at December 31, 2011, reclassifications were recorded to decrease accumulated net investment loss by $111,022 and decrease accumulated net realized gain on investments and securities sold short by $111,022.

At December 31, 2011, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments for tax purposes           $73,950,078

  Gross tax unrealized appreciation                4,249,408
  Gross tax unrealized depreciation              (10,565,650)

  Net tax unrealized appreciation on investments $(6,316,242)


6.   DISTRIBUTIONS TO SHAREHOLDERS

On August 16, 2011, the Fund's directors declared a dividend payable December 1, 2011 to shareholders of record on November 21, 2011. The December 1, 2011 dividend payment was $1.80 per share.

The character of distributions paid during the years ended
December 31, 2011 and 2010 for federal tax purposes were as follows.

                                    2011          2011

Distributions paid from net
investment income(includes short-
term capital gains)                 $3,822,007   $1,731,789
Distributions paid from long
term capital gains                   2,163,164            0

Total distributions paid            $5,985,171   $1,731,789



7.   INVESTMENT TRANSACTIONS

For the year ended December 31,2011, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were $59,883,939 and $58,912,350, respectively. There were no purchases or sales of long-term U.S. government securities.

8.   OFF-BALANCE-SHEET RISK AND CONCENTRATION RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At December 31,2011, the Fund's industry concentrations
(as a percentage of net assets) were as follows:

  Broadcasting & Cable                              12.3%
  Financials                                         6.9%
  Semiconductors                                     5.7%
  Oil-Integrated                                     5.4%
  Health Services                                    5.4%
  Precious Metals                                    5.1%
  Foods                                              4.9%
  Household Durables                                 4.7%
  Steel                                              4.6%
  Diversified Metal & Mining                         4.5%
  Media                                              4.3%
  Pharmaceuticals                                    3.9%
  Integrated Telecom Services                        3.7%
  Conglomerates                                      3.4%
  Diversified Financials                             3.0%
  Healthcare Equipment & Supplies                    2.9%
  Machinery                                          2.4%
  Transportation                                     2.4%
  Chemicals                                          2.2%
  Consumer Services                                  2.1%
  Airlines                                           2.1%
  Computers & Peripherals                            2.0%
  Retail-Food & Drug                                 2.0%
  Wireless Telecom Services                          1.9%
  Software-Applications & Systems                    1.7%
  Oil Services                                       1.7%
  Advertising                                        1.4%
  Real Estate                                        1.2%
  Insurance-Multiline                                1.0%
  Lodging                                            0.9%
  Oil & Gas Products                                 0.7%
  Healthcare                                         0.7%
  Retail-Specialty                                   0.6%
  Paper & Forest Products                            0.6%
  Autos                                              0.5%
  Banks- Major                                       0.4%
  Industrials                                        0.3%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB
Bank, N.A.) for this purpose. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At December 31, 2011, the Fund owed the brokerage firm $4,846,659 for securities purchased on margin (reflected as due to broker in the statement of assets and liabilities.) The Fund has pledged sufficient securities as collateral for the margin account held by the custodian.
The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.04% at December 31, 2011) plus 300 basis points. For the year ended December 31, 2011, margin interest expense was $207,072 as shown on the statement of operation. For the year ended December 31, 2011, the average margin balance and interest rate were $6,225,109 and 3.35%, respectively.


9.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Five-Year Period Ended December 31, 2011


                           2011    2010    2009    2008    2007
Net Asset Value-
 Beginning of Year        $21.05  $18.10  $10.62  $19.31  $22.44

INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income(a)    0.42    0.30    0.64    0.53    0.32
Net realized and
 unrealized gains or
 losses on investments     (2.31)   3.22    7.57   (8.86)  (0.63)

Total from investment
 Operations                (1.89)   3.52    8.21   (8.33)  (0.31)

Less distributions
to shareholders:

From net investment
income and short term
capital gains              (1.15)  (0.57)  (0.73)   (0.36)  (1.80)
From long term
capital gains              (0.65)   0.00    0.00    (0.00)  (0.97)
Return of capital           0.00    0.00    0.00     0.00   (0.05)

Total distributions
to shareholders            (1.80)  (0.57)  (0.73)   (0.36)  (2.82)
Net Asset Value,
 End of year              $17.36  $21.05  $18.10   $10.62   $19.31

TOTAL RETURN(b)            (9.14)% 19.60%  77.58%  (43.08)% (1.58)%


RATIOS/SUPPLEMENTAL DATA:

Net assets-
end of year       $61,810,225 $69,815,888 $56,537,997 34,012,359 68,060,318

Ratio of expenses
to average net
assets(c)                2.21%      2.23%      2.06%     2.33%      2.37%
Ratio of net
investment income
to average net
assets                  1.99%       1.56%      4.41%     3.22%      1.39%
Portfolio turnover rate   77%        101%       129%        76%      81%

(a) Net investment income allocated based on average shares method.
(b) Total return assumes reinvestment of all dividends and distributions.
(c) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 1.92%, 1.88%, 2.03%, 2.08% and 1.91% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN(UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gains distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.

TAX INFORMATION (UNAUDITED)

For corporate shareholder, 6.24% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the Year ended December 31, 2011, 6.57% of the dividends paid from the net investment income from the fund is designated as qualified dividend income.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FUND EXPENSES (UNAUDITED)

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2011 to December 31, 2011 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2011 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $  865.80
Expenses Paid During Period*                $   10.44
Annualized Expense Ratio                         2.22%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2011 to December 31, 2011 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, you costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,014.40
Expenses Paid During Period*                $   11.26
Annualized Expense Ratio                        2.22%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (to reflect the one-half year period). For this purpose, margin interest is treated as an expense as opposed to a cost of capital.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent Directors.

On December 12, 2011, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the Investment Advisor. The Directors discussed with the Investment Advisor the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the Investment Advisor support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the Investment Advisor the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns.The Directors discussed with the Investment
Advisor the level of advisory fees for the Fund relative to other products advised by the adviser and the level of Fund expenses, including advisery fees, relative to comparable funds in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Pofitability. The Directors discussed the substantial resources that the Investment Advisor utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the Investment Advisor. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS
                                                   Number of
Name, Address  Position(s)Term and    Principal    Portfolios  Other
and Age        held with  Length of   Occupation(s)in Fund  Director-
               the fund   Time Served              Complex    ships
                                                   Overseen  Held by
                                                   by        Director
                                                   Director

Gene T. Pretti Director   Indefinite1 CEO, Sr.           N/A     N/A
1001 Tahoe BlvdPresident  18 years   Portfolio Mngr.
Incline Village,                     Zazove Associates, LLC
Nv 89451
Age: 50

Steven M.      Secretary  16 years    COO and Legal      N/A     N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd Suite 310
Northbrook, IL 60062
Age: 50

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              18 years2   Optimum Investment Advisors
100 S. Wacker
Suite 2100
Chicago, IL 60606
Age: 68

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
3600 Minnesota Dr         16 years2   The Clifton Group
Suite 325
Edina, MN 55435
Age: 51

Peter A.       Director   Indefinite  Physician at        N/A     N/A
Lechman                   18 years2   Northwestern Memorial
914 Wagner Road
Glenview, IL 60025
Age: 48




1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301



Item 2:	Code of Ethics

(a) Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer(s).

(b) No action required.

(c) Registrant did not adopt any amendment to the Code of Ethics during the period covered.

(d) Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

    (2) Not applicable.

    (3) Upon request, registrant will provide a copy without charge of its Code of Ethics. Requests may be made by contacting registrant by telephone at 847.239.7100.


Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees:
    Audit Fees for the year ended December 31, 2010  $26,890
    Audit Fees for the year ended December 31, 2011  $28,400

(b) Audit Related Fees:
    Audit-Related Fees for the year ended December 31, 2010 $0.00 Audit-Related Fees for the year ended December 31, 2011 $0.00

(c) Tax Fees:
    Tax Fees for the year ended December 31, 2010  $11,750
    Tax Fees for the year ended December 31, 2011  $12,100
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees:
    All Other Fees for the year ended December 31, 2010  $0.00
    All Other Fees for the year ended December 31, 2011  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2010 and December 31, 2011 were $11,750 and
    $12,100, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for the years ended December 31, 2010 and December 31, 2011 were $8,550 and $13,960, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies

(a)
(1) Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.
Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior
Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor.

(2) The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $101.4 million
Other Accounts                           104         $4.79 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1             $64.2 million
Other Accounts                        24            $1.38 billion

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

(3) Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

(4) Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $500,000 - $1,000,000.

(b)  Not applicable.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March         69,4441     $22.26          *             *

April          -0-

May            -0-

June          22,859      $22.09          *             *

July           -0-

August         -0-

September     42,540      $19.12          *             *

October        -0-

November       -0-

December      99,187      $17.36          *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2011. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Registrants Code of Ethics is attached as an exhibit.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zazove Convertible Securities Fund, Inc.


By: /s/ Gene T. Pretti
    ---------------------------------
Name: Gene T. Pretti
Title: Principal Executive Officer
Date: February 24, 2012


By: /s/ Steven M. Kleiman
    ---------------------------------
Name: Steven M. Kleiman
Title: Principal Financial Officer
Date: February 24, 2012